STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
September 30,2000

STEIN ROE EQUITY FUND

INTERNATIONAL FUNDS

           INTERNATIONAL FUND


[STEIN ROE LOGO]
STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

Contents
--------------------------------------------------------------------------------
From the President................................................   1

   Stephen E. Gibson's thoughts on international investing

Performance Summary...............................................   2

Questions & Answers...............................................   3

   International Fund -- An interview with Portfolio
   Managers Charles Roberts, Michael Ellis and Deborah Snee

 Fund Highlights..................................................   6

Portfolio of Investments..........................................   8

   A complete list of investments with market values

Financial Statements..............................................   13

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   19

Financial Highlights..............................................   24

   Selected per-share data and ratios

Report of Independent Accountants.................................   26







                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------
TO OUR SHAREHOLDERS
   It was a challenging year for the Stein Roe International Fund, and for international funds in general. The Fund underperformed its benchmark, the Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index for the 12-month period ended September 30, 2000.1 While this 12-month performance was disappointing, we began to see some improvement in the final three months of the period as the Fund's new management team implemented its strategy. The Fund was working against a negative backdrop that was characterized by a worldwide decline among technology, media, and telecommunications (TMT) stocks in the spring of 2000.
   The sector showed volatility throughout the period and we reduced our holdings accordingly. In spite of this, we remain optimistic on certain TMT companies that we believe exhibit a high potential for growth.
   On the following pages, Charles R. Roberts, Michael Ellis and Deborah F. Snee, portfolio managers of the Fund since March 15, 2000, provide additional details on the Fund's recent performance and strategy.
   Thank you for choosing the Stein Roe International Fund and for giving us the opportunity to serve your investment needs.

   Sincerely,

   /S/ Stephen E. Gibson
   Stephen E. Gibson
   President
   November 17, 2000

1 See benchmark index chart on page 2 for performance results.

  Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.


Stephen E. Gibson
[STEPHEN GIBSON PHOTO]

Fund Performance
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                         Period Ended September 30, 2000

                                             ONE          FIVE           LIFE
                                            YEAR          YEARS         OF FUND
                                        ----------------------------------------
INTERNATIONAL FUND                         -8.58%          3.79%         3.59%
Morningstar Foreign Stock Category         12.97          10.81          9.45
--------------------------------------------------------------------------------





Investment Comparison
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT March 1, 1994 - September 30, 2000

--------------------------------------------------------------------------------
Stein Roe International Fund

         Stein
         Roe      Morningstar MSCI
         10000    10000    10000
3/31/94  9760     9577.1   9771
         10030.4  9818.83  9826.69
         10140.7  9790.55  10055.7
6/30/94  9990.6   9685.3   9868.62
         10360.3  9947.96  10146.9
         10730.1  10230.1  10433.1
9/30/94  10609.9  9983.65  10424.7
         10700.1  10170.7  10456
         10050.6  9674.51  9629.96
12/31/94 10096.9  9588.7   9711.82
         9370.9   9136.69  9206.8
         9289.37  9147.28  9507.87
3/31/95  9534.61  9443.93  9890.08
         9861.65  9749.72  10215.5
         9912.93  9835.03  10369.7
6/30/95  9994.21  9840.54  10447.5
         10627.8  10360.2  10864.3
         10290.9  10171.7  10757.9
9/30/95  10475.1  10322.7  10651.4
         10158.8  10119.3  10152.9
         10128.3  10223.9  10585.4
12/31/95 10489.9  10525.4  10977.1
         10634.7  10766.4  11338.2
         10654.9  10822.2  11424.4
3/31/96  10913.8  11005.5  11855.1
         11503.1  11362.3  12121.8
         11472.1  11356.3  12130.3
6/30/96  11575.3  11431.8  11888.9
         11068.3  11014.4  11293.3
         11223.3  11144.6  11759.7
9/30/96  11336.6  11377    11906.7
         11098.6  11319.9  12355.6
         11512.5  11801.5  13011.6
12/31/96 11364    11845.7  13243.3
         11437.9  11841.3  13443.2
         11554.6  12004.7  13062.8
3/31/97  11585.8  12029.7  12976.6
         11522    12048.9  13005.1
         12335.5  12752.6  13993.5
6/30/97  12926.4  13332.8  14505.7
         12926.4  13690.1  15183.1
         12017.6  12756.6  14495.3
9/30/97  12450.3  13523.5  15496.9
         11510.3  12539.2  14562.5
         11130.4  12403.2  14046.9
12/31/97 10963.5  12479.4  14028.7
         11337.3  12778.5  14239.1
         11948.4  13636.5  14951.1
3/31/98  12673.7  14359.8  15885.5
         12912    14580.8  16073
         12810    14630.9  16048.8
6/30/98  12470.5  14495.4  15957.4
         12867    14694.3  16097.8
         10805.8  12608    13844.1
9/30/98  10375.7  12142.9  13244.7
         11214    13024.2  14395.6
         11802.8  13685.7  15006
12/31/98 12224.1  14105.9  15508.7
         12350    14240.6  15559.9
         11880.7  13907.8  15027.7
3/31/99  12315.6  14398.5  15419.9
         13047.1  15112.2  16116.9
         12497.8  14518.6  15332
6/30/99  13252.7  15327.4  16181.4
         13606.5  15756.3  16472.7
         13881.4  15916    16485.9
9/30/99  13800.9  16008.5  16396.8
         14166.6  16612.7  16954.3
         14944.4  18021.1  17968.2
12/31/99 16343.1  20232.3  20039.9
         15256.3  19287.4  18358.6
         15617.9  20755.2  19085.6
3/31/00  15104.1  20742.6  19301.3
         13936.5  19311.9  17913.5
         13107.3  18635.1  17467.4
6/30/00  13212.2  19483.1  17505.9
         12896.4  18817.2  16945.7
         13037    19197.5  17035.5
9/30/00  12618    18119.4  16206

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. The above illustration assumes a $10,000 investment made on March 1, 1994 (February 28, 1994 for the Index and Morningstar category), and reinvestment of income and capital gains distributions. The MSCI EAFE Index is an unmanaged group of foreign securities that differs from the composition of any Stein Roe Fund; it is not available for direct investment. Foreign investing involves market,
political,  currency  and  accounting   risks  not  associated   with  domestic
securities.

The Fund's return is also compared to the average return of the funds included in the Morningstar Foreign Stock Funds category average (Morningstar Average). This Morningstar Average is composed of Funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar averages. Source: Morningstar.

Questions & Answers
--------------------------------------------------------------------------------
AN INTERVIEW WITH CHARLES R. ROBERTS, MICHAEL ELLIS AND DEBORAH F. SNEE, PORTFOLIO MANAGERS OF THE STEIN ROE INTERNATIONAL FUND AND SR&FINTERNATIONAL PORTFOLIO

Effective March 15, 2000, Charles R. Roberts, Michael Ellis and Deborah F. Snee replaced Nicholas Ghajar as co-managers of the Fund. On that date, each of the co-managers became joint employees of Newport Fund Management, Inc., Stein Roe & Farnham, Inc. and Colonial Management Associates, Inc. (Colonial), an affiliate of Stein Roe. Both Colonial and Stein Roe are indirect, wholly-owned subsidiaries of Liberty Financial Companies.


Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2000?

A: The Fund's total return was negative 8.58% compared to positive 3.18% for its benchmark, the MSCI EAFE Index. While the 12-month return was disappointing, we were encouraged by the Fund's improved perfor mance relative to its benchmark in the final three months of the period.



                                    FUND DATA
   INVESTMENT OBJECTIVE:
   Stein Roe International Fund seeks long-term growth and invests all of its assets in SR&F International Portfolio. The Portfolio invests primarily in stocks of large foreign companies. It seeks broad diversification both in terms of countries and issuers.

   FUND INCEPTION:
   March 1, 1994
   NET ASSETS:
   $102.3 million



Q: WHAT FACTORS CONTRIBUTED MOST SIGNIFICANTLY TO THE FUND'S PERFORMANCE?

A: As with most international stock funds, the Fund's performance was hurt by the decline in the technology, media and telecommunications (TMT) sector during the second quarter of 2000. These stocks had an impressive rise during the last quarter of 1999, but ultimately, their lofty valuations could not be justified. TMT companies declined because they added a sizable amount of debt to their balance sheets in order to buy third generation cellular system licenses. These systems




[CHARLES R. ROBERTS PHOTO]
[MICHAEL ELLIS PHOTO]
[DEBORAH F. SNEE PHOTO]

Questions & Answers Continued
--------------------------------------------------------------------------------
are designed to carry  high-speed  data,  and the licenses have recently sold for prices far above what was originally expected. Subsequently, bottom-line earnings for some TMT companies decreased and their balance sheets became too unstable to warrant investment by the Fund. As a result, we began to shift emphasis away from TMT securities towards other sectors such as utilities, financial services and consumer products.

Q: WHAT CHANGES HAVE YOU MADE TO THE FUND SINCE YOU TOOK OVER IN MARCH?

A: Consistent with the Fund's investment strategy, we look for those stocks we believe exhibit the highest potential for growth. During the period our focus was on stocks with these characteristics in the technology, telecommunications, financial services, health care, business services and consumer products sectors. At March 31, 2000 we reported that the Fund had a heavy concentration in cyclical companies, such as paper and housing, in anticipation of a rebound in Europe and Japan. That rebound was not forthcoming, however, and the Fund underperformed. Since that time, we reallocated a greater portion of the portfolio's holdings first to the TMT sector, and then to the utilities, consumer products and financial service sectors, including Banca Fideuram, SpA (2.1% of net assets). The company is a European money management firm that we believe is positioned to benefit from the privatization of Europe's pension assets.

Q: HAS THE DECLINE OF THE EURO DURING THE PERIOD AFFECTED INVESTMENT IN THE REGION?

A: Based on the Fund's significant exposure to European securities, the fall of the euro certainly deserves our attention. However, the landscape across Europe was not formed simply by the plight of the euro. Rising inflation fears were a concern for the region, and the European Central Bank raised interest rates 0.5% in June 2000 in response.
   On a more positive note, Germany introduced the first of what we hope will be a waterfall of legislation designed to relieve the tax burden on investors. Specifically, the corporate tax rate levied on German companies was decreased from 40% to 25% and the capital gains tax will be phased out completely by the year 2002. The result on German companies will be lower tax bills, which should make them competitive globally. Finally, we believe the portion of the portfolio allocated to European securities will benefit from the privatization of European pension plans. Europe currently recognizes

Questions & Answers Continued
--------------------------------------------------------------------------------
some of the lowest rates of privately run pension funds in the world.

Q: HOW HAS THE PACIFIC RIM PERFORMED DURING THE PERIOD?

A: The returns of the Pacific Rim countries, particularly Japan, were disappointing during the period. Japan does not have the interest rate concerns that are prevalent in both Europe and the U.S., however, being home to a high concentration of TMT companies currently plagues Japan, and its markets have been most affected by the retreat of the sector. Our Japanese holdings (19.4% of net assets) also detracted from Fund performance by failing to take aggressive action with regard to pension plan reforms similar to those in Europe.
   An example of our commitment to the Pacific Rim region is Hong Kong China Gas (1.0% of net assets) which has been a major player in Asian gas exploration. We established a position in this security because it was inexpensive compared to its peers, it had an established, quality management structure, and it boasted a stable balance sheet and earnings growth.

Q: WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A: We mentioned the aggressive move by Germany to significantly reduce the tax burden on investors. We believe it will also allow companies to divest holdings that would otherwise have created a tremendous tax burden at the time the holdings are sold off. We believe this trend will continue throughout Europe, with other countries adopting similar tax legislation. We believe the Fund's holdings should benefit from such events.
   In addition, we are optimistic regarding the prospects of both Japan and TMT securities. The Japanese economy has, over the last 12 months, shown signs of resuscitation including rising consumer sentiment, and an indication of consumer economic growth. We believe that both have an opportunity to continue.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Portfolio holdings are as of 9/30/00 and are subject to change. Foreign investments involve market, political and currency risks not generally associated with domestic securities. Emerging market investing also involves these risks, and emerging market equities are generally more volatile and less liquid than securities in either the U.S. or countries with established equity markets.

Fund Highlights as of September 30, 2000
--------------------------------------------------------------------------------


                          SR&F International Portfolio
                    TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

Sanofi-Synthelabo SA               3.2      Kao Corp                        2.4
Takeda Chemical Industries Ltd     2.8      Murata Manufacturing Co Ltd     2.2
Vodafone Group                     2.6      Nestle AG                       2.2
Numico NV                          2.5      Yamanouchi Pharmaceutical       2.2
NTT DoCoMo Inc                     2.4      Munich Reinsurance              2.1
--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                                        MSCI
                                                 PORTFOLIO           EAFE INDEX
                                             -----------------------------------
Number of Holdings                                   78                  923
Dollar Weighted Median Market
 Capitalization ($mil.)                        63,379.8             35,888.8

--------------------------------------------------------------------------------
                            ECONOMIC SECTOR BREAKDOWN

                                                             MSCI
             Portfolio                                    EAFE Index

Capital Goods              1.03                 Basic Materials             4.23
Communications Services    9.05                 Capital Goods               7.34
Consumer Cyclical          8.92                 Communications Services    10.97
Consumer Staples          19.59                 Consumer Cyclical          10.6
Financial                 18.2                  Consumer Staples           10.79
Health Care               19.51                 Energy                      5.87
Technolog                 21.38                 Financial                  22.00
Utilities                  2.33                 Health Care                 8.67
                                                Technology                 12.9
                                                Transporation               2.03
                                                Utilities                   3
                                                Unclassified (Other)        0.17

--------------------------------------------------------------------------------
                                ASSET ALLOCATION
        September 30, 1999                            September 30, 2000

Cash Equivalents  9.6%                          Cash Equivalents  5%
Equities         90.4%                          Equities          95%

Fund Highlights Continued
--------------------------------------------------------------------------------
                              Country Allocations

             International  MSCI EAFE
                 Fund         Index
United Kindgon    22       20.9
Japan             20.4     26.3
France            13.3     11.2
Germany            8.2      8.3
Netherlands        7.9      5.4
Switzerland        6.9      5.8
Sweden             4        3
Italy              3.3      4.3
Hong Kong          3.3      2.1
Finland            2        2.6
Canada             1.9      0
Singapore          1.4      1
Spain              1.3      3.1
Beligium           1.3      0.8
Denmark            1.1      0.9
South Korea        1        0
Other              0.7      4.3



Note: Holdings are disclosed as a percentage of SR&F International Portfolio's total investments. The MSCI EAFE Index is an unmanaged group of international securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. The MSCI EAFE Index has holdings in countries in which the Fund does not invest.
7

SR&F International Portfolio
--------------------------------------------------------------------------------
Investment Portfolio
September 30, 2000 (in thousands)


COMMON STOCKS - 94.2%                         COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
BANKS - 7.8%
   BANKS
   Banca Fideuram SPA..................            It          120       $ 1,990
   Deutsche Bank AG....................             G           20         1,700
   HSBC Holdings PLC...................            UK          110         1,553
   Lloyds TSB Group PLC................            UK           60           566
   Standard Chartered PLC..............            UK           37           537
   UCB SA..............................            Be           31         1,081
                                                                        --------
                                                                           7,427
                                                                        --------
CAPITAL GOODS - 0.8%
   TRADING COMPANIES & DISTRIBUTORS
   Electrocomponents PLC...............            UK           67           714
                                                                        --------

COMMERCIAL SERVICES & SUPPLIES  - 6.7%
   DIVERSIFIED COMMERCIAL SERVICES - 4.2%
   ISS A/S (a).........................            De           16         1,009
   Secom Co., Ltd......................            Ja           25         2,008
   Securitas AB, Class B...............            Sw           46         1,009
                                                                        --------
                                                                           4,026
                                                                        --------
   EMPLOYMENT SERVICES - 2.5%
   Adecco SA...........................            Sz            2           993
   Capita Group PLC....................            UK          152         1,340
                                                                        --------
                                                                           2,333
                                                                        --------
CONSTRUCTION MATERIALS - 0.0%
   CONSTRUCTION MATERIALS
   Southeast Asia Cement Holdings, Inc. (a)        Ph           (b)          (b)
                                                                        --------

CONSUMER DURABLES & APPAREL - 4.2%
   APPAREL & ACCESSORIES - 2.6%
   Christian Dior SA...................            Fr           27         1,448
   Li & Fung Ltd-New (a)...............            HK          496         1,047
                                                                        --------
                                                                           2,495
                                                                        --------
   CONSUMER ELECTRONICS - 1.6%
   Sony Corp...........................            Ja           15         1,519
                                                                        --------

DIVERSIFIED FINANCIALS - 2.6%
   CONSUMER FINANCE - 0.0%
   Orix Corp...........................            Ja          (b)             9
                                                                        --------

   DIVERSIFIED FINANCIAL SERVICES - 1.6%
   Fortis Bank Nederland (a)...........            Ne            3           (b)
   Fortis B-NPV VVPR STRIP.............            Be          117             1
   Fortis (B) CVG (a)..................            Be           13            62
   Fortis (NL) NV......................            Ne           47         1,431
                                                                        --------
                                                                           1,494
                                                                        --------
   MULTI-SECTOR HOLDINGS - 1.0%
   Hutchison Whampoa Ltd...............            HK           70           934
                                                                        --------

SR&F International Portfolio  Continued
--------------------------------------------------------------------------------

                                              COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
DIVERSIFIED TELECOM SERVICES - 3.3%
   INTEGRATED TELECOM SERVICES
   Colt Telecom Group PLC (a)..........            UK           21        $  609
   Energis PLC (a).....................            UK           55           386
   Telecom Italia SPA..................            It          176           958
   Telefonica de Espana................            Sp           20         1,216
                                                                        --------
                                                                           3,169
                                                                        --------
FOOD, BEVERAGES & TOBACCO - 7.4%
   BREWERS - 1.7%
   Heineken NV.........................            Ne           29         1,601
                                                                        --------

   PACKAGED FOODS - 5.7%
   Groupe Danone (a)...................            Fr            7           948
   Nestle AG...........................            Sz            1         2,079
   Numico NV...........................            Ne           46         2,380
                                                                        --------
                                                                           5,407
                                                                        --------
FOOD & DRUG RETAILING - 1.6%
   FOOD RETAIL
   Carrefour SA........................            Fr           21         1,541
                                                                        --------

HOUSEHOLD & PERSONAL PRODUCTS - 4.1%
   HOUSEHOLD PRODUCTS - 2.4%
   Kao Corp............................            Ja           83         2,263
                                                                        --------

   PERSONAL PRODUCTS - 1.7%
   L'Oreal SA..........................            Fr           21         1,660
                                                                        --------

INSURANCE - 9.2%
   LIFE & HEALTH INSURANCE - 1.8%
   Aegon NV............................            Ne           46         1,719
                                                                        --------

   MULTI-LINE INSURANCE - 5.3%
   AXA.................................            Fr           11         1,423
   Allied Zurich PLC...................            UK          117         1,328
   CGNU PLC............................            UK           91         1,285
   Skandia Forsakrings AB..............            Sw           47           939
                                                                        --------
                                                                           4,975
                                                                        --------
   REINSURANCE - 2.1%
   Munich Reinsurance..................             G            7         2,012
                                                                        --------

MEDIA - 1.1%
   BROADCASTING & CABLE - 0.6%
   Carlton Communications PLC..........            UK           72           563
                                                                        --------

   PUBLISHING & PRINTING - 0.5%
   Singapore Press Holdings Ltd........            Si           35           522
                                                                        --------

PHARMACEUTICALS & BIOTECHNOLOGY - 17.5%
   PHARMACEUTICALS
   Altana AG...........................             G           17         1,874
   AstraZeneca Group PLC...............            UK           25         1,314
   Glaxo Wellcome PLC..................            UK           34         1,014

SR&F International Portfolio  Continued
--------------------------------------------------------------------------------

                                              COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS & BIOTECHNOLOGY  (CONTINUED)
   PHARMACEUTICALS (CONTINUED)
   Novartis............................            Sz            1       $ 1,454
   Sanofi-Synthelabo SA................            Fr           56         3,030
   Serono SA Bearer Shares.............            Sz            1         1,662
   SmithKline Beecham PLC..............            UK          117         1,580
   Takeda Chemical Industries Ltd......            Ja           40         2,640
   Yamanouchi Pharmaceutical Co........            Ja           43         2,067
                                                                        --------
                                                                          16,635
                                                                        --------
SOFTWARE & SERVICES - 7.7%
   APPLICATIONS SOFTWARE - 4.2%
   Baltimore Technologies PLC (a)......            UK           33           334
   Check Point Software Technologies Ltd.          (a)           3           517
   Hitachi Software Engineering Co., Ltd.          Ja           12         1,435
   SAP AG..............................             G            7         1,333
   Trend Micro, Inc. ADR (a)...........            Ja           28           361
                                                                        --------
                                                                           3,980
                                                                        --------
   INTERNET SOFTWARE & SERVICES - 0.3%
   Intershop Communications AG (a).....             G            2           142
   Pixelpark AG (a)....................             G            2           130
                                                                        --------
                                                                             272
                                                                        --------
   IT CONSULTING & SERVICES - 3.2%
   Altran Technologies SA..............            Fr            5           988
   CMG PLC.............................            UK           52         1,005
   Cap Gemini S.A......................            Fr            5           954
   Infosys Technologies Ltd. ADR.......            In            1           119
                                                                        --------
                                                                           3,066
                                                                        --------
TECHNOLOGY HARDWARE & EQUIPMENT - 12.7%
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
   Spirent PLC.........................            UK          107         1,052
                                                                        --------

   NETWORKING EQUIPMENT - 0.8%
   Datacraft Asia Ltd..................            Si           89           737
                                                                        --------

   OFFICE ELECTRONICS - 1.9%
   Canon, Inc..........................            Ja           40         1,771
                                                                        --------

   SEMICONDUCTORS - 2.7%
   Arm Holdings PLC (a)................            UK           46           504
   Murata Manufacturing Co., Ltd.......            Ja           15         2,093
                                                                        --------
                                                                           2,597
                                                                        --------
   TELECOMMUNICATIONS EQUIPMENT - 6.2%
   ADVA AG Optical Networking (a)......             G            2           193
   LM Ericsson Telecommunications (a)..            Sw          107         1,630
   Marconi PLC.........................            UK           44           580
   Nokia OYJ (a).......................            Fi           46         1,847
   Nortel Networks Corp................            Ca           29         1,703
                                                                        --------
                                                                           5,953
                                                                        --------

SR&F International Portfolio  Continued
--------------------------------------------------------------------------------

                                              COUNTRY       SHARES         VALUE
--------------------------------------------------------------------------------
UTILITIES - 2.2%
   GAS UTILITIES
   Centrica PLC........................            UK          353       $ 1,121
   Hong Kong & China Gas Co., Ltd......            HK          786           983
                                                                        --------
                                                                           2,104
                                                                        --------
WIRELESS TELECOM SERVICES - 5.3%
   WIRELESS TELECOM SERVICES
   NTT Mobile Communication Network, Inc.          Ja           (b)        2,292
   SK Telecom Co., Ltd.................            Ko            1           234
   Vodafone AirTouch PLC...............            UK          679         2,507
                                                                        --------
                                                                           5,033
                                                                         -------
TOTAL COMMON STOCKS (cost of $78,933)..                                   89,583
                                                                        --------
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.8%
TECHNOLOGY HARDWARE & EQUIPMENT - 0.8%
   SEMICONDUCTORS
   Samsung Electronics (cost of $84)...            Ko            9           704
                                                                        --------
--------------------------------------------------------------------------------
WARRANTS - 0.0%
BANKS - 0.0%
   BANKS
   Siam Commercial Bank (cost of $0)...            Th           67             6
                                                                        --------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost of $77,822)(c).                                   90,293
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 5.5%                                  PAR
Repurchase agreement with SBC Warburg Ltd., dated
   09/29/00, due 10/02/00 at 6.500%, collateralized
   by U.S. Treasury notes with various maturities to
   2017, market value $5,356
   (repurchase proceeds $5,263)........                     $5,260         5,260
                                                                        --------

--------------------------------------------------------------------------------
Other Assets & Liabilities, Net - (0.5)%                                   (484)
                                                                        --------
NET ASSETS -100.0%.....................                                 $ 95,069
                                                                        ========
--------------------------------------------------------------------------------

SR&F International Portfolio  Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)      Non-income producing.
(b)      Rounds to less than one.
(c)      Cost for federal income tax purposes is $78,309.


SUMMARY OF SECURITIES
BY COUNTRY                                 COUNTRY        VALUE      % OF TOTAL
----------                                 -------        -----       ---------
   United Kingdom......................         UK      $19,892            22.0
   Japan...............................         Ja       18,458            20.4
   France..............................         Fr       11,992            13.3
   Germany.............................          G        7,384             8.2
   Netherlands.........................         Ne        7,131             7.9
   Switzerland.........................         Sz        6,188             6.9
   Sweden..............................         Sw        3,578             4.0
   Hong Kong...........................         HK        2,964             3.3
   Italy...............................         It        2,948             3.3
   Finland.............................         Fi        1,847             2.0
   Canada..............................         Ca        1,703             1.9
   Singapore...........................         Si        1,259             1.4
   Spain...............................         Sp        1,216             1.3
   Belgium.............................         Be        1,144             1.3
   Denmark.............................         De        1,009             1.1
   Korea...............................         Ko          938             1.0
   United States.......................                     517             0.6
   Indonesia...........................         In          119             0.1
   Thailand............................         Th            6             0.0
   Philippines.........................         Ph          (b)             0.0
                                                       --------        --------
                                                        $90,293           100.0
                                                       --------        --------


                  Acronym                           Name
                    ADR                  American Depositary Receipt
                   STRIP                Separately Traded Receipt of
                                           Interest and Principal

See notes to financial statements.

SR&F International Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
September 30, 2000
(All amounts in thousands)


ASSETS
Investments, at market value (cost $77,822)......................      $ 90,293
Short-term obligations...........................................         5,260
Cash including foreign currencies (cost $10).....................           514
Receivable for:
   Investments sold..............................................            44
   Dividends.....................................................           118
   Interest and reclaims.........................................             2
                                                                       --------
   Total Assets..................................................        96,231
                                                                       --------
LIABILITIES
Payable for investments purchased................................         1,058
Accrued for:
   Management fee ...............................................            72
   Transfer agent fee............................................             1
   Bookkeeping fee...............................................             2
Other............................................................            29
                                                                       --------
   Total Liabilities.............................................         1,162
                                                                       --------
   Net Assets....................................................      $ 95,069
                                                                       ========

See notes to financial statements.

SR&F International Portfolio
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended September 30, 2000
(All amounts in thousands)

INVESTMENT INCOME
Dividends.........................................                     $ 1,873
Interest..........................................                         683
                                                                       -------
   Total investment income (net of nonreclaimable
   foreign taxes    withheld at source of $222)...                       2,556
EXPENSES
Management fee....................................        $ 1,062
Bookkeeping fees..................................             27
Audit fees........................................             16
Legal fees........................................              3
Custodian fee.....................................            103
Transfer agent fees...............................              6
Trustees' fees....................................             14
Other.............................................              6        1,237
                                                          -------      -------
   Net Investment Income..........................                       1,319
                                                                       -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investments....................................          1,057
   Foreign currency transactions..................           (569)
                                                          -------
     Net Realized Gain............................                         488
Net change in unrealized appreciation/depreciation
during the period on:
   Investments....................................         (3,491)
   Foreign currency transactions..................            (47)
                                                          -------
     Net Change in Unrealized Appreciation/Depreciation                 (3,538)
                                                                       -------
   Net Loss.......................................                      (3,050)
                                                                       -------
Decrease in net assets resulting from operations..                     $(1,731)
                                                                       =======
See notes to financial statements.

SR&F International Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
(All amounts in thousands)

                                                       YEAR ENDED      YEAR ENDED
                                                    SEPTEMBER 30,   SEPTEMBER 30,
                                                             2000            1999
                                                    ------------    -------------
OPERATIONS
Net investment income.............................        $ 1,319         $ 2,043
Net realized gain on investments and foreign
   currency transactions..........................            488          11,812
Net change in unrealized appreciation/depreciation
   on investments and foreign currency transactions        (3,538)         22,685
                                                        ---------       ---------
Net Increase (Decrease) from Operations...........         (1,731)         36,540
                                                        ---------       ---------
NET TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions.....................................        542,376         152,210
Withdrawals.......................................       (558,024)       (191,012)
                                                        ---------      ---------
Net decrease from transactions in investors'
   beneficial interest............................        (15,648)        (38,802)
                                                        ---------       ---------
   Net decrease in net assets.....................        (17,379)         (2,262)
NET ASSETS
Beginning of period...............................        112,448         114,710
                                                        ---------       ---------
End of period.....................................       $ 95,069        $112,448
                                                        =========       =========

See notes to financial statements.

Stein Roe International Fund
--------------------------------------------------------------------------------


Statement of Assets and Liabilities
September 30, 2000
(All amounts in thousands, except per-share data)


ASSETS
Investment in Portfolio, at value...............................       $ 94,940
Receivable for Fund shares sold.................................          7,857
Other...........................................................             15
                                                                     ----------
   Total Assets.................................................        102,812
                                                                     ----------
LIABILITIES
Payable for Fund shares repurchased.............................            469
Accrued:
   Administration fee...........................................             13
   Bookkeeping fee..............................................              2
   Transfer agent fee...........................................             22
Other...........................................................             42
                                                                     ----------
   Total Liabilities............................................            548
                                                                     ----------
   Net Assets...................................................       $102,264
                                                                       ========
Shares outstanding (unlimited number authorized)................          9,471
                                                                     ----------
Net asset value per share.......................................       $  10.80
                                                                     ----------
ANALYSIS OF NET ASSETS
Paid-in capital.................................................       $ 90,713
Undistributed net investment income.............................            477
Accumulated net realized loss allocated from Portfolio..........         (1,362)
Net unrealized appreciation allocated from Portfolio ...........         12,436
                                                                     ----------
                                                                       $102,264
                                                                       ========


See notes to financial statements.

Stein Roe International Fund
--------------------------------------------------------------------------------

Statement of Operations
For the Year Ended September 30, 2000
(All amounts in thousands)

INVESTMENT INCOME
Dividend income allocated from Portfolio..........                       $  1,873
Interest income allocated from Portfolio..........                            683
                                                                          -------
   Total investment income .......................                          2,556
EXPENSES
Expenses allocated from Portfolio.................        $ 1,235
Administrative fees...............................            188
Transfer agent fees...............................            282
Bookkeeping fee...................................             27
Trustees' fee.....................................              6
Legal fee.........................................             10
Custodian fee.....................................              1
Audit fee.........................................              8
Registration fee..................................             30
Reports to shareholders...........................             37
Other.............................................             30
                                                          -------
   Total Expenses.................................                          1,854
                                                                          -------
   Net Investment Income..........................                            702
                                                                          -------
REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM PORTFOLIO
Net realized gain (loss) on:
   Investments....................................          1,053
   Foreign currency transactions..................           (569)            484
                                                          -------
Net change in unrealized appreciation/depreciation
   during the period..............................                         (3,538)
                                                                          -------
     Net loss.....................................                         (3,054)
                                                                          -------
Decrease in net assets resulting from operations..                       $ (2,352)
                                                                          =======


See notes to financial statements.

Stein Roe International Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
(All amounts in thousands)


                                                       YEAR ENDED       YEAR ENDED
                                                   SEPTEMBER 30,     SEPTEMBER 30,
                                                             2000             1999
                                                       ----------       ----------
OPERATIONS
Net investment income.............................       $    702        $   1,541
Net realized gain allocated from Portfolio........            484           11,901
Net change in unrealized appreciation/depreciation
   allocated from Portfolio.......................         (3,538)          22,538
                                                       ----------       ----------
   Net Increase (Decrease) from Operations........         (2,352)          35,980
                                                       ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income..........         (1,111)          (1,137)
Distributions from net realized capital gains.....         (1,578)              --
                                                       ----------       ----------
                                                           (2,689)          (1,137)
                                                       ----------       ----------
SHARE TRANSACTIONS
Subscriptions to Fund shares......................        834,874          266,314
Value of distributions reinvested.................          1,987              777
Redemption of Fund shares ........................       (844,482)        (301,252)
                                                       ----------       ----------
   Net decrease from Fund share transactions......         (7,621)         (34,161)
                                                       ----------       ----------
   Net increase (decrease) in net assets..........        (12,662)             682
TOTAL NET ASSETS
Beginning of period...............................        114,926          114,244
                                                       ----------       ----------
End of period.....................................       $102,264         $114,926
                                                        =========        =========
Undistributed (Overdistributed) Net Investment Income    $    477         $   (721)
                                                       ----------        ---------
ANALYSIS OF CHANGES IN SHARES OF  BENEFICIAL INTEREST
Sold..............................................         67,095           23,473
Issued for distributions reinvested...............            155               76
Repurchased.......................................        (67,299)         (26,503)
                                                       ----------       ----------
   Net decrease in Fund shares....................            (49)          (2,954)
                                                       ----------       ----------





See notes to financial statements.
18

Notes to Financial Statements
--------------------------------------------------------------------------------
September 30, 2000

NOTE 1. ACCOUNTING POLICIES ORGANIZATION
Stein Roe International Fund (the Fund) is a series of Liberty-Stein Roe Funds Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F International Portfolio (the Portfolio). The Fund may issue an unlimited number of shares.
   The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. The Portfolio allocates income, expenses, realized and unrealized gains (losses) to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At September 30, 2000, the Fund owned 99.9% of the Portfolio.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund and Portfolio in the preparation of their financial statements.
SECURITY VALUATION AND TRANSACTIONS
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
   Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.
   Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
   The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.
   Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.
   Security transactions are accounted for on the date the securities are purchased, sold or mature.
   Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.
FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.
   The amount and character of income and gains to be to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
FOREIGN CURRENCY TRANSACTIONS
Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.
   The Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments. FORWARD CURRENCY CONTRACTS
The Portfolio may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the purchases and sales of securities. The Portfolio may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contract is closed or matures. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

Portfolio's securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.
OTHER
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Portfolio becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty exists, income on securities is net of all tax withholdings with any rebates recorded when received.
--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE

Stein Roe and Farnham Inc. (the Advisor) is the investment Advisor of the Portfolio and receives a monthly fee equal to 0.85% annually of the Portfolio's average daily net assets.

ADMINISTRATION FEE
The Advisor also provides accounting and other services for a monthly fee equal to 0.15% annually of the Fund's average daily net assets.
BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services to the Portfolio and Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of each of the Portfolio's and Fund's average net assets over $50 million.
TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses. The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.
OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO INFORMATION
During the year ended September 30, 2000, purchases and sales of investments, other than short-term obligations, were $131,954,592 and $144,569,174 respectively.
   Unrealized appreciation (depreciation) for the year ended September 30, 2000 based on cost of investments for federal income tax purposes was: Gross unrealized
   appreciation           $17,381,163
Gross unrealized
   depreciation            (5,397,527)
                           ----------
   Net unrealized
     appreciation         $11,983,636
                           ----------
OTHER
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.
   The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.
--------------------------------------------------------------------------------
NOTE 4. LINE OF CREDIT
The Liberty-Stein Roe Funds Investment Trust and SR&F Base Trust participate in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in other expenses on the Statement of Operations. For the year ended September 30, 2000, the Trust and Fund had no borrowings under the agreement.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

NOTE 5. OTHER RELATED PARTY TRANSACTIONS
During the year ended September 30, 2000, the Portfolio used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $3,972.

Financial Highlights
--------------------------------------------------------------------------------

Stein Roe International Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data


                                                                                           YEARS ENDED SEPTEMBER 30,

                                                                      2000        1999          1998         1997          1996
                                                                  --------     --------     --------     --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD..........................     $ 12.07       $ 9.16      $ 11.79      $ 10.96       $ 10.25
                                                                  --------     --------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)..................................        0.07         0.14         0.07         0.06          0.09
   Net realized and unrealized gain (loss) on investments
    allocated from Portfolio..................................       (1.07)        2.87        (2.01)        0.99          0.74
                                                                  --------     --------     --------     --------      --------
     Total from investment operations.........................       (1.00)        3.01        (1.94)        1.05          0.83
                                                                  --------     --------     --------     --------      --------
DISTRIBUTIONS
   Net investment income......................................       (0.11)       (0.10)       (0.11)       (0.08)        (0.12)
   Net realized capital gains.................................       (0.16)          --        (0.58)       (0.14)           --
                                                                  --------     --------     --------     --------      --------
     Total distributions......................................       (0.27)       (0.10)       (0.69)       (0.22)        (0.12)
                                                                  --------     --------     --------     --------      --------
NET ASSET VALUE, END OF PERIOD................................     $ 10.80      $ 12.07       $ 9.16      $ 11.79       $ 10.96
                                                                  ========     =========    ========     ========      =========
Ratio of net expenses to average net assets...................        1.48%        1.57%(b)     1.53%        1.55%         1.51%
Ratio of net investment income to average net assets..........        0.56%        1.16%(b)     0.62%        0.55%         1.01%
Portfolio turnover rate.......................................         N/A          N/A          N/A           11% (c)       42%(c)
Total return .................................................       (8.58)%      33.02%      (16.67)%       9.84%         8.23%
Net assets, end of period (000's).............................    $102,264     $114,926     $114,244     $166,088      $135,545

(a)Per share data was calculated using average shares outstanding during the period.
(b)During the year ended  September  30, 1999,  the Fund  experienced a one-time reduction in its expenses of twelve basis points as a result of expenses in a prior period.  The Fund's ratios  disclosed  above reflect the actual rate at which expenses  accrued were incurred  throughout the fiscal year without the reduction.
(c)Prior to commencement of operations of the Portfolio.


SR&F International Portfolio

                                                                           PERIOD
                                                                            ENDED
                                      YEARS ENDED SEPTEMBER 30,     SEPTEMBER 30,
                                 2000           1999          1998        1997(A)
                             --------       --------      --------       --------
Ratio of net expenses to
   average net assets .......    0.99%        1.03%         1.02%        0.98%(b)
Ratio of net investment income
   to average net assets.....    1.06%        1.70%         1.13%        1.58%(b)
Portfolio turnover rate......     118%          44%           32%          18%

(a) From commencement of operations on February 3, 1997.
(b) Annualized.


24 and 25

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Trustees of Liberty-Stein Roe
Funds Investment Trust and SR&F
Base Trust  and the Shareholders of
Stein Roe International Fund

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe International Fund (the "Fund")(a series of Liberty-Stein Roe Funds Investment Trust) and Stein Roe International Portfolio (the "Portfolio")(a series of SR&F Base Trust) at September 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspon dence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund and the Portfolio for periods through September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2000

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27

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28

Liberty-Stein Roe Funds Investment Trust
--------------------------------------------------------------------------------
TRUSTEES
John A. Bacon Jr. Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Executive Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Executive Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Executive Vice President-Corporate Development,
  General Counsel and Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners




OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Secretary
Joseph R. Palombo, Executive Vice President

 AGENTS AND ADVISORS
 Stein Roe & Farnham Incorporated
 Investment Advisor
 State Street Bank and Trust Company
 Custodian
 Liberty Funds Services, Inc.
 Transfer Agent
 Bell, Boyd & Lloyd
 Legal Counsel to the Fund and Portfolio
 PricewaterhouseCoopers LLP
 Independent Accountants


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THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund


EQUITY FUNDS

Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Young  Investor  Fund
Midcap Growth Fund
Focus Fund
Capital  Opportunities Fund
Small Company Growth Fund

INTERNATIONAL  FUNDS

Asia Pacific Fund
Small Cap Tiger Fund
International Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                            Financial Advisors call:
                                  800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com


                         Liberty Funds Distributor, Inc.


                                                 S12-02/203D-0900(11/00) 00/2087